UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2010

Zep Inc.

(Exact name of registrant as specified in its charter)

Delaware	01-33633	26-0783366
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1310 Seaboard Industrial Boulevard, Atlanta, Georgia		30318-2825
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 352-1680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2010, C. Francis Whitaker III resigned as Vice President, General Counsel and Secretary of Zep Inc. (the “Company”), to be effective immediately. In connection with Mr. Whitaker’s resignation, the Company entered into a Separation and Transition Agreement (the “Separation Agreement”) with Mr. Whitaker that provides for the termination of Mr. Whitaker’s Severance Agreement and Change of Control Agreement with the Company, each dated December 31, 2008 and for Mr. Whitaker to continue as an employee of the Company for a transition period that will end on November 15, 2010 (the “Transition Period”), during which time Mr. Whitaker will, among other things, assist with the transition of his duties to his successor. During the Transition Period, Mr. Whitaker will continue to be paid his current base salary and will be entitled to participate in all of the Company’s employee benefit plans. Pursuant to the Separation Agreement, upon satisfaction of certain conditions, including the execution of a General Release of Claims against the Company, Mr. Whitaker will be entitled to receive a single lump sum cash severance payment of $192,086 from the Company. Under the Separation Agreement, Mr. Whitaker will continue to be subject to certain confidentiality, non-solicitation and non-competition covenants. The foregoing summary is qualified in its entirety by reference to the Separation Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

In addition, on July 19, 2010, the Company’s Board of Directors elected Philip A. Theodore as the Company’s Vice President, General Counsel and Corporate Secretary. In connection with his election, Mr. Theodore entered into a Severance Agreement and a Change of Control Agreement with the Company, the forms of which are filed as Exhibits 10(c) and 10(e), respectively, of the Company’s Form 10-Q/A as filed with the Securities and Exchange Commission on December 22, 2009. A copy of the press release announcing Mr. Theodore’s election as Vice President, General Counsel and Corporate Secretary of the Company is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Separation and Transition Agreement, by and between Zep Inc. and C. Francis Whitaker III, dated as of July 16, 2010.

99.1	Press Release dated July 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zep Inc. (Registrant)

Date: July 21, 2010	/s/ Robert P. Collins
Robert P. Collins
Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation and Transition Agreement, by and between Zep Inc. and C. Francis Whitaker III, dated as of July 16, 2010.

99.1	Press Release dated July 21, 2010.